UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2007

Commission File Number: 000-51755

FITMEDIA INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE

(state or other jurisdiction of incorporation or organization)

7108 – 150A Street, Surrey, British Columbia, Canada V3S 2E2
(Address of principal executive offices)

(604) 723-0954
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 9, 2007 Fitmedia Inc. entered into a Share Exchange Agreement pursuant to which Fitmedia will acquire 100% interest in Ren Ji Cement Investment Company Limited (“Renji Investment”) in exchange for 55,000,000 of Fitmedia’s common shares, effecting a reverse merger of Renji Investment into Fitmedia.

In conjunction with this agreement, also on October 9, 2007, Fitmedia and Timothy Crottey, our majority shareholder, President and C.E.O. entered into a Share Purchase Agreement with Mr. Zhao Shou Ren (owner of 100% of the share capital of Ren Ji Cement Investment Company Limited) pursuant to which Timothy Crottey has agreed to sell 18,500,000 common shares of Fitmedia’s stock to Mr. Zhao Shou Ren for the purchase price of $540,000.

The Closing Date for both agreements is currently set at November 1, 2007. The Closing Date may be extended by Mr. Zhao Shou Ren or Renji Investments a further 30 days by depositing a payment of $60,000 to Fitmedia, $30,000 of which will not be credited towards the purchase of Timothy Crottey’s shares.

Share Exchange Agreement

The Share Exchange Agreement was entered into between Fitmedia, Mr. Zhou Shou Ren (who owns 100% of the share capital of Ren Ji Investments and its wholly owned subsidiaries: Ren Ji Cement Company Limited and Anhui Province Runjii Cement Company Limited). The material terms of the Share Exchange Agreement are as follows:

  Mr. Zhao Shou Ren will transfer to Fitmedia 100% of the outstanding share capital of Renji Investment; and
  In exchange, Fitmedia will issue 55,000,000 common shares of its stock to Mr. Zhao Shou Ren; and
  Fitmedia will transfer Green Tea Productions, its wholly owned subsidiary, and all liabilities of Green Tea Productions to Timothy Crottey; and
  Fitmedia will file with the SEC all necessary documents to disclose the transaction.

Share Purchase Agreement

Also on October 9, 2007, Fitmedia and Timothy Crottey, the President, C.E.O. and majority shareholder of Fitmedia entered into a Share Purchase Agreement with Mr. Zhao Shou Ren. The material terms of the Share Purchase Agreement are as follows:

  The Fitmedia Shareholder agrees to sell 18,500,000 out of 18,600,000 shares owned by Timothy Crottey to Mr. Zhao Shou Ren for the purchase price of $540,000
  Tim Crottey and Fitmedia will file, or cause to be filed, with the SEC all necessary documents to disclose the transaction

The effect of these two agreements is that Mr. Zhao Shou Ren will become the owner of 73,500,000 shares in Fitmedia which will hold 100% of the capital in Renji Investment and all of Renji Investment’s listed subsidiaries.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included as part of this report:

10.1	Share Exchange Agreement

10.2	Share Purchase Agreement

10.3	Letter of Intent dated September 7, 2007 (1)

(1) As filed on our Form 8-K on September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2007	FITMEDIA INC.
(Registrant)

By: /s/Timothy Crottey
President, Chief Executive Officer, Chief
Financial Officer and Principal Accounting
Officer